Exhibit 99.2 Cleansing Materials 1 September 2026

YTD August 2026 Performance Update • Sales down $(92M) or (8.3%) vs. LY due to: YTD P11 o Lower volumes across several retail product categories including specialty FY26A FY25A Variance $ in millions chemicals and safety/solar o Customer count down to 2,792k YTD 2026 vs. 2,886k YTD 2025, reflecting $$ $ Sales 1,017.0 1,109.0 (92.0) the following: § New Customers: +372k Total Gross Profit $$ 326.6 392.1 $ (65.5) § Reactivated Customers: +317k Total Gross Margin % 32.1% 35.4% -3.2%§ Lapsed Customers: (783k) o Ongoing weather-related softness pressuring customer traffic and demand Total SG&A $$ (316.3) (337.1) $ 20.8 • Gross Profit down $(66M) or (16.7%) vs. LY due to: o Unfavorable product mix combined with higher distribution costs, including EBITDA $ 10.3 $ 55.0 $(44.7) certain vendor inflation surcharges EBITDA Margin % 1.0% 5.0% -3.9% o Higher labor and materials costs related to Stellar manufacturing • SG&A down $(21M) or (6.2%) vs. LY due to: o Reduced spending in Store labor (due to smaller store footprint), Marketing, and Other Operating Expenses Note: YTD P11 reflects Fiscal through August 31.

Business Plan Update | Key Drivers and Assumptions Sales (1) Retail – Assumes comp sales decline of 3% in FY 2027, increase of 1% in FY 2028 and then increases of 2-3% in FY 2029 – FY 2031 (1) – Assumes store margins decline 0.5% in FY 2027, flat in FY 2028 - FY 2029 and then increase of 0.5% and 0.25% in FY 2030 and FY 2031 – Assumes blended sales recapture from planned store closures of ~11% at locations with identified “sister stores” Ecommerce – Assumes comp sales flat in FY 2027 - FY 2028 then grow 2-3% in FY 2029 – FY 2031; margins assumed to be flat through projection period Hot Tubs & Horizon – Assumes comp sales flat in FY 2027 - FY 2028 then grow 1% in FY 2029 - FY 2031; margins assumed to be flat through projection period Stellar – Assumes comp sales flat through FY 2028 then grow 1% in FY 2029 - FY 2031; margins assumed to recover to ~20% historical range in FY 2027 Other Business Initiatives – Assumes midpoint of $40-66M of identified opportunities consisting of: § $17-27M of footprint and marketing optimization (does not include store closures listed below) § $23-39M of other SG&A savings – Business initiatives to be implemented throughout FY 2027 – FY 2029 and fully realized by FY 2029 Store Closures – Up to 200 planned store closures contemplated in ch. 11 generating $1-3M of EBITDA benefit (stores planned for closure produced negative FY 2026 EBITDA) Marketing – Assumes marketing spend equal to ~3.5% of sales in FY 2027 – FY 2031 plus an additional $5M of marketing spend in FY 2028 to fund brand refresh campaign Capex – Assumes ~10% YoY growth in base maintenance and growth capex in FY 2027 – FY 2029 then flat thereafter (FY 2030 – FY 2031) plus an additional ~$46M in project capex to be implemented in FY 2027 – FY 2028. Select projects include: § $20mm to fund Store Refreshes in FY 2027 and FY 2028 § $10M capex investment in Stellar to improve facilities, refurbish old machinery, purchase new machinery, build additional racking / storage space, among other improvements Working Capital – Go-forward inventory in line with historical store levels for FY 2024 and FY 2025 – Pre-petition vendor terms consistent with existing credit limits and vendor assumptions in DIP cash flow forecast – Assumes blended vendor terms of ~30 days post-emergence Note: Reflects latest Company Long Range Plan. 3 (1) Figures exclude impact of sales recapture.

## Summary Financial Projections

*($ in Millions)*



Revenue
$1,119
$1,032
$1,034
$1,057
$1,081
$1,109
FY 2026A
FY 2027E
FY 2028E
FY 2029E
FY 2030E
FY 2031E
Gross Profit
Margin
32.3%
34.4%
35.2%
35.3%
35.7%
36.0%
$361
$355
$364
$373
$386
$399
FY 2026A
FY 2027E
FY 2028E
FY 2029E
FY 2030E
FY 2031E
Adj. EBITDA
Margin
1.3%
4.1%
5.1%
5.7%
6.4%
7.1%
$14
$42
$52
$60
$69
$78
FY 2026A
FY 2027E
FY 2028E
FY 2029E
FY 2030E
FY 2031E
Unlevered Free Cash Flow
($69)
($49)
$3
$33
$42
$50
FY 2026A
FY 2027E
FY 2028E
FY 2029E
FY 2030E
FY 2031E

LESLIE'S
4